UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
January 13, 2017

INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number  –  001-10852

Delaware	36-2989662
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

601 Poydras Street, Suite 1850	New Orleans, LA	70130
(Address of principal executive offices)		(Zip Code)

(504) 249-6088
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported by International Shipholding Corporation (the “Company”), on July 31, 2016, the Company and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

Asset Purchase Agreement

As previously reported by the Company, on October 28, 2016, the Company and certain of its subsidiaries (the “Sellers”) entered into a “stalking horse” Asset Purchase Agreement with J Line Corporation, a Marshall Islands corporation (the “Stalking Horse Buyer”), pursuant to which the Stalking Horse Buyer agreed to purchase certain contracts, agreements, and notes receivable financing certain vessels owned by third parties relating to the Company’s provision of logistical and seaborne transportation services in Southeast Asia (the “Specialty Business Assets”) from the Sellers for $18.0 million, subject to adjustments for certain expenses.

On December 15, 2016, the Debtors conducted an auction with respect to the Specialty Assets Business in accordance with the bidding procedures approved by the Bankruptcy Court, and the Stalking Horse Buyer was the successful bidder in the auction.  On December 30, 2016, the Bankruptcy Court entered a sale order approving the sale of the Specialty Business Assets to the Stalking Horse Buyer at the auction in accordance with Section 363(f) of the Bankruptcy Code.

On January 18, 2017, the Sellers entered into an amended Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which the Stalking Horse Buyer, together with SeaOcean Carriers PTE Ltd., a Singapore private limited company, and Arcadia Marine, L.L.C., a Louisiana limited liability company (collectively, the “Buyers”), agreed to purchase the Specialty Business Assets from the Sellers for an increased purchase price of $24.5 million.  The Sellers and the Buyers made customary representations, warranties and covenants in the Asset Purchase Agreement. The closing of the transactions contemplated by the Asset Purchase Agreement was subject to the satisfaction or waiver of customary closing conditions.

Erik L. Johnsen, the Chairman of the Board, Chief Executive Officer, and President of the Company, and R. Christian Johnsen, the Secretary of the Company and the brother of Erik L. Johnsen, and members of their family are officers and/or stockholders of the Buyers.

The description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The closing of the transactions contemplated by the Asset Purchase Agreement occurred on January 18, 2017. The information regarding the Asset Purchase Agreement set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 7.01.	Regulation FD Disclosure.

Plan of Reorganization and Disclosure Statement

On January 13, 2017, the Debtors filed with the Bankruptcy Court the solicitation versions of the First Amended Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors (the “Plan of Reorganization”) and the accompanying Disclosure Statement for First Amended Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors (the “Disclosure Statement”).  The Bankruptcy Court has scheduled a hearing for February 16, 2017 to consider confirmation of the Plan of Reorganization.

The classes and types of claims and interest in the Debtors are described in the proposed Plan of Reorganization, and the terms used below refer to the terms set forth in the Plan of Reorganization.  The proposed Plan of Reorganization generally provides for the following:

•	SEACOR Capital Corp. (“SEACOR”) will cause $25.0 million of committed financing to be made available to the Debtors by one or more money center banks;

•	SEACOR will provide a capital infusion of $10.5 million dollars (the “Cash Consideration”) in exchange for 35.6% of the ownership interests in the reorganized Company;

•
SEACOR will buy out any portion of the Debtor-in-Possession Credit Agreement among Company and the other Debtors party thereto, as borrowers, SEACOR Capital Corp, as administrative agent, collateral agent, security trustee and a lender, and DVB BANK SE, as a lender (as amended, the “DIP Credit Facility”) funded by any other party, so that it is the sole beneficial owner of any DIP Credit Facility claims in exchange for 64.4% of the ownership interests in the reorganized Company;

•
holders of allowed claims on account of certain of the Debtors’ fixed rate credit agreement with DVB Bank SE (the “DVB Facility”) will receive, at the option of the Debtors, with the consent of SEACOR or the reorganized Debtors, as applicable, in full and final satisfaction of such claims, either (i) a cash payment in the amount of $28,162,271.03, plus interest and any reasonable fees, costs, or charges provided for under the DVB Facility to the extent required under section 506(b) of the Bankruptcy Code, (ii) in the event of any disposition of the collateral securing such allowed DVB Facility claim, the proceeds generated by such disposition up to an amount sufficient to provide payment in full, subject only to claims secured by such collateral that are senior in priority to the allowed DVB Facility claims, or (iii) delivery of the collateral securing such allowed DVB Facility claim to the agent under the DVB Facility or its nominee;

•
holders of allowed claims on account of certain of the Debtors’ credit agreement with Citizens Asset Finance will receive, at the option of the Debtors, with the consent of SEACOR or the applicable reorganized Debtor, as applicable, in full and final satisfaction of such claims, either (i) in the event of any disposition of the collateral securing such claims, the proceeds generated by such disposition or (ii) delivery of the collateral securing such claims to the holder of such claims;

•
holders of allowed claims on account of certain of the Debtors’ variable rate financing agreement with Capital One N.A. will receive, at the option of the Debtors, with the consent of SEACOR or the applicable reorganized Debtor, as applicable, in full and final satisfaction of such claims, either (i) in the event of any disposition of the collateral securing such claims, the proceeds generated by such disposition or (ii) delivery of the collateral securing such claim to the holder of such claim;

•
holders of allowed claims on account of certain of the Debtors’ senior secured credit facility with a syndicate of lenders led by Regions Bank (the “Regions Facility”) will receive their pro rata share of:

o
(i) the proceeds generated from the disposition or collection of certain collateral under the Regions Facility or (ii) solely to the extent that all of such collateral has not been disposed of or collected, as applicable, prior to the effective date, a non-recourse note  issued to Regions Bank, as agent, in the principal amount equal to $4.5 million minus the amount of proceeds realized and paid on account of such claim from the disposition or collection, as applicable, of such collateral, plus

o	cash in an amount necessary to satisfy the secured Regions Facility claims in full after accounting for any distribution described above;

•
holders of Allowed Other Priority Claims will receive, in full and final satisfaction of such claims, payment of such claims in full in cash unless the holders of such claims agree to an alternative treatment;

•
holders of Allowed Other Secured Claims will receive, at the option of the applicable Debtor, with the consent of SEACOR or the applicable reorganized Debtor, as applicable, in full and final satisfaction of such claims, either (i) payment in full  in cash, including interest, to the extent applicable or (ii) such other treatment as may be agreed to by the holders of such claim and the applicable reorganized Debtor;

•	holders of Allowed General Unsecured Claims against LCI Shipholdings, Inc. will receive, in full and final satisfaction of such claims, their pro rata share of $2.55 million of cash;

•
holders of Allowed General Unsecured Claims against each of Gulf South Shipping PTE LTD and Marco Shipping Company PTE LTD will receive, in full and final satisfaction of such claims, the remaining cash on hand on the applicable Debtor’s balance sheet prior to distribution of such cash to holders of interests in the applicable Debtor;

•
holders of Allowed General Unsecured Claims against the Debtors other than LCI Shipholdings, Inc., Gulf South Shipping PTE LTD and Marco Shipping Company PTE LTD (the “GUC Trust Debtors”) will receive, in full and final satisfaction of such claims, their pro rata share of $3.0 million in cash;

•	there will be no distribution to holders of 510 Claims on account of such claims;

•
there will be no distribution to the holders of intercompany claims on account of such claims, and such claims will be cancelled, reinstated, or modified, as determined by the Debtors in consultation with SEACOR, on the effective date of the Plan of Reorganization;

•	all current equity interests in the Company shall be cancelled and existing equity holders will not receive a distribution on account of their equity interests; and

•
all intercompany interests shall be cancelled and no distribution shall be made on account of such interests, unless all claims against such entity have been satisfied in full, in which case any remaining funds shall be distributed to the applicable holder of intercompany interests.

The distributions to the holders of the Allowed General Unsecured Claims described above reflect a settlement reached between the unsecured creditors committee and the Debtors with respect to the treatment of the Debtors’ general unsecured creditors.  As part of the settlement, the unsecured creditors committee and the Debtors agreed to the formation of a trust for the benefit of the holders of Allowed Class 7 General Unsecured Claims of the GUC Trust Debtors to be funded with $3.0 million of cash and certain causes of action that will be transferred to the trust on the effective date of the Plan of Reorganization. These cash allocations to the holders of General Unsecured Claims described above ensures that the holders of General Unsecured Claims in each class would receive more than they would in a Chapter 7 liquidation as set forth in the liquidation analysis attached as an exhibit to the Disclosure Statement. The settlement assumes that no payments will be made to the holders of Intercompany Claims.

Information contained in the proposed Plan of Reorganization is subject to change, whether as a result of amendments to the Plan of Reorganization, third-party actions, or otherwise. The Plan of Reorganization is subject to acceptance by certain of the Debtors’ creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court.  There can be no assurances that the creditors of the Debtors will accept the proposed Plan of Reorganization or that the Bankruptcy Court will confirm the Plan of Reorganization.

The description of the Plan of Reorganization and the Disclosure Statement is qualified in its entirety by reference to the full text of the Plan of Reorganization and Disclosure Statement, copies of which are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Monthly Operating Report

On January 17, 2017, the Company filed a Monthly Operating Report for the month of December 2016 with the Bankruptcy Court.  The Monthly Operating Report is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance on the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by an independent registered public accounting firm and was not prepared in accordance with generally accepted accounting principles in the United States. The Monthly Operating Report is in a format prescribed by applicable bankruptcy laws and remains subject to future adjustment and reconciliation. Therefore, the Monthly Operating Report does not necessarily contain all information required in filings pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or may present such information differently from the presentation of information in Exchange Act reports. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in Exchange Act reports, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its Exchange Act reports. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Note Regarding the Company’s Equity Securities

The Company’s proposed Plan of Reorganization provides that the Company’s existing common stock and preferred stock will be cancelled and the existing holders will not receive any distribution.  If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan of reorganization can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan.

The Company cautions that trading in the Company’s common stock and preferred stock during the pendency of the Chapter 11 case is highly speculative and poses substantial risks.  Even though the Company’s common stock and preferred stock continues to be quoted on the OTC Pink Marketplace, it has no underlying asset value under the proposed Plan of Reorganization. The Company’s stockholders should not view the trading activity of its common stock or preferred stock on the OTC Pink Marketplace or any other market or trading platform as being indicative of the recovery the Company’s stockholders will receive, if any, in the Chapter 11 case.

Exchange Act Reports

The Company has suspended the filing of its regular periodic reports on Form 10-K and Form 10-Q with the SEC.  The Company, however, intends to furnish copies of the Monthly Operating Reports that are required to be submitted to the Bankruptcy Court under cover of Current Reports on Form 8-K and to continue to file Forms 8-K disclosing material developments concerning the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1*
Asset Purchase Agreement made and entered into effective as of January 18, 2017, by and among International Shipholding Corporation, LMS Ship Management, Inc., Marco Shipping Company (PTE) Ltd., Gulf South Shipping PTE Ltd., N.W. Johnsen & Co., Inc., MPV Netherlands C.V., MPV Netherlands Cooperatief U.A., and MPV Netherland B.V., as Sellers, and J Line Corporation, Seaocean Carriers PTE Ltd., and Arcadia Marine, L.L.C., as Buyers

99.1	First Amended Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors

99.2	Disclosure Statement for First Amended Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors

99.3	Monthly Operating Report

* Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of these Exhibits and Schedules is included after the signature pages to the Asset Purchase Agreement. The Company agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

		By:	/s/ Manuel G. Estrada
Manuel G. Estrada
Vice President and Chief Financial Officer

Date:	January 24, 2017

EXHIBIT INDEX

Exhibit No.	Description
2.1*
Asset Purchase Agreement made and entered into effective as of January 18, 2017, by and among International Shipholding Corporation, LMS Ship Management, Inc., Marco Shipping Company (PTE) Ltd., Gulf South Shipping PTE Ltd., N.W. Johnsen & Co., Inc., MPV Netherlands C.V., MPV Netherlands Cooperatief U.A., and MPV Netherland B.V., as Sellers, and J Line Corporation, Seaocean Carriers PTE Ltd., and Arcadia Marine, L.L.C., as Buyers

99.1	First Amended Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors

99.2	Disclosure Statement for First Amended Joint Chapter 11 Plan of Reorganization for International Shipholding Corporation and its Affiliated Debtors

99.3	Monthly Operating Report

* Exhibits and Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of these Exhibits and Schedules is included after the signature pages to the Asset Purchase Agreement. The Company agrees to furnish a supplemental copy of any such omitted Exhibit or Schedule to the SEC upon request.